SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 5, 2003

                            Pocahontas Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                   0-23969                    71-0806097
(State or other jurisdiction   (Commission File No.)          (I.R.S. Employer
      of incorporation)                                      Identification No.)


1700 E. HIGHLAND, JONESBORO, AR                           72401
 (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (870) 802-1700



                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         On June 5, 2003, Pocahontas Bancorp, Inc. and its wholly-owned subsidiary First Community Bank, headquartered in Jonesboro, Arkansas, entered into an agreement to sell the branch office of First Community Bank located in Brinkley, Arkansas, to the Bank of Brinkley, headquartered in Brinkley, Arkansas.

         A copy of the press release, dated June 5, 2003, detailing the sale of the branch office is included as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

         (c) The following Exhibit is included with this report:

         Exhibit 99.1 Press release dated June 5, 2003.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           POCAHONTAS BANCORP, INC.


DATE:  June 20, 2003                   By: /s/ Dwayne Powell
                                           -------------------------------------
                                           Dwayne Powell
                                           President and Chief Executive Officer